SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported): February 8, 2005



                FINANCIAL ACCESS SOLUTIONS TECHNOLOGY, INC.
           (Exact Name of Registrant as Specified in its Charter)


       Nevada                     000-26953                88-0390697
(State of incorporation)   (Commission File Number)      (IRS Employer
                                                       Identification No.)


                               1561 Highway 3
                          Caygua, Ontario  N0A 1E0
                  (Address of Principal Executive Offices)

     Registrant's Telephone Number, including area code: (905) 772-5738


                              BACH-HAUSER, INC.
        (Former Name or Former Address, if changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 5.03 Amendments to Articles of Incorporation or Bylaws

On February 8, 2005, the Registrant filed a Certificate of Amendment to its Articles of Incorporation effecting the change of the Registrant's name from "Bach-Hauser, Inc." to "Financial Access Solutions Technology, Inc." A copy of the Certificate of Amendment is attached hereto at Exhibit 3.1.

The name change was approved by the Board of Directors and by written consent of the majority shareholders owning 55.45% of the Registrant's voting common stock. On January 20, 2005, an Information Statement was mailed to the shareholders of record on the record date, January 7, 2005.

As a result of the name change, the Registrant's new trading symbol is FLST effective the opening of the market on Friday, February 11, 2005. The Registrant's common stock trades on the Pink Sheets.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Number    Description

 3.1 Certificate of Amendment changing the Registrant's name to Financial Access Solutions Technology, Inc.



                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Date: February 11, 2005

                                   FINANCIAL ACCESS SOLUTIONS
                                   TECHNOLOGY, INC.


                                   By: /s/ Peter Preston
                                   Peter Preston, President